UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 6, 2023

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Minuteman Road,	Andover,	Massachusetts	01810
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRCY	Nasdaq Global Select Market

Item 1.01 Entry into a Material Definitive Agreement.

On July 6, 2023, Mercury Systems, Inc. (the “Company”) entered into a Voting Agreement (the “Agreement”) with JANA Partners LLC (“JANA”).

Pursuant to the Agreement, the Company has agreed to appoint Scott Ostfeld as a director in Class II of the Company’s Board of Directors (the “Board”) for a term expiring at the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”), subject to completion and satisfaction of customary director onboarding requirements, and to re-nominate Mr. Ostfeld for a three-year term at the 2023 Annual Meeting. In connection with the Agreement, and in accordance with the Bylaws of the Company, the number of Class II director positions has been temporarily increased to five.

JANA agreed to certain voting agreements with respect to the 2023 Annual Meeting. JANA agreed to vote (i) in favor of Gerard J. DeMuro, Roger A. Krone, and Scott Ostfeld for election to the Board, and (ii) in favor of the Board’s recommendation with respect to any amendment to the Company’s stock incentive plan to replenish shares available for grants under that plan; provided, however, that in the event Institutional Shareholder Services Inc. (“ISS”) or Glass Lewis and Co. LLC (“Glass Lewis”) recommends otherwise with respect to such proposal, JANA is permitted to vote in accordance with the ISS or Glass Lewis recommendation.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as exhibit 10.1 and which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Agreement, the Board has agreed to appoint Scott Ostfeld, Managing Partner and Portfolio Manager at JANA Partners, as a director in Class II of the Board for a term expiring at the 2023 Annual Meeting, subject to completion and satisfaction of customary director onboarding requirements, and to re-nominate Mr. Ostfeld for a three-year term at the 2023 Annual Meeting. Mr. Ostfeld will serve as a member of the Board’s Human Capital and Compensation and M&A and Finance Committees.

As a new non-employee director, upon his appointment to the Board, Mr. Ostfeld will be granted (i) a cash retainer of $65,000 per year, paid quarterly in arrears, and (ii) a restricted stock award with a grant date of the date of such appointment, consisting of shares of restricted stock with a value equal to $225,000 divided by the average closing price of the Company’s common stock during the 30 calendar days prior to the date of grant, and which vests as to 50% of the covered shares on each of the first two anniversaries of the date of grant.

In connection with the previously disclosed retirement of William K. O’Brien from the Board immediately prior to the commencement of the 2023 Annual Meeting (the “Effective Time”), the Board has appointed William L. Ballhaus as Chair of the Board as of the Effective Time. While Mr. Ballhaus serves as Chair and Interim President and Chief Executive Officer, the Board appointed Barry R. Nearhos as lead independent director of the Board as of the Effective Time. Mary Louise Krakauer informed the Board of her decision to retire from the Board as of the Effective Time and in connection with such retirement, the Board has appointed Howard L. Lance as Chair of the Human Capital and Compensation Committee of the Board as of the Effective Time. In connection with Mr. O’Brien and Ms. Krakauer’s resignations, the Board determined that the size of the Board will decrease by two directors, thereby decreasing the number of Class II director positions to three as of the Effective Time.

Item 7.01 Regulation FD Disclosure.

On July 6, 2023, the Company issued a press release relating to the changes to the Board. A copy of the press release is attached as exhibit 99.1 hereto.

The information provided in this Item 7.01 and in the attached exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this report that is being disclosed pursuant to Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Voting Agreement, dated July 6, 2023, by and between Mercury Systems, Inc. and JANA Partners LLC
99.1	Press Release, dated July 6, 2023, of Mercury Systems, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Safe Harbor Statement

This Current Report on Form 8-K contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the Company’s focus on enhanced execution of the strategic plan under a refreshed Board and leadership team. You can identify these statements by the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, inflation, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of, environmental rules and regulations, market acceptance of the Company's products, shortages in or delays in receiving components, supply chain delays or volatility for critical components such as semiconductors, production delays or unanticipated expenses including due to performance quality issues or manufacturing execution issues, the impact of the COVID-19 pandemic and supply chain disruption, inflation and labor shortages, among other things, on program execution and the resulting effect on customer satisfaction, inability to fully realize the expected benefits from acquisitions, restructurings, and value creation initiatives such as 1MPACT, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements and impacts from any cyber or insider threat events, changes in tax rates or tax regulations, such as the deductibility of internal research and development, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, which difficulties may be impacted by the termination of the Company’s announced strategic review initiative, unanticipated challenges with the transition of the Company’s Chief Executive Officer and Chief Financial Officer roles, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 1, 2022 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 7, 2023	MERCURY SYSTEMS, INC.

	By:	/s/ Christopher C. Cambria
Christopher C. Cambria
Executive Vice President, General Counsel, and Secretary

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